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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):
                         March 18, 2004 (March 17, 2004)
                         -------------------------------

                          Universal Display Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     1-12031                  23-2372688
   --------------------          ---------------------           ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)
                       375 Phillips Boulevard
                              Ewing, NJ                        08618
                ----------------------------------------    ----------
                (Address of Principal Executive Offices)    (Zip Code)




       Registrant's telephone number, including area code: (609) 671-0980
                                                           ---------------




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Item 5. Other Events

         On March 17, 2004, Universal Display Corporation (the "Company") entered into an underwriting agreement with SG Cowen Securities Corporation, Needham & Company, Inc., Harris Nesbitt Corp. (collectively, the "Underwriters") in connection with the public offering (the "Offering") of 2,500,000 shares of the Company's common stock, $0.01 par value (the "Common Stock"), at a purchase price of $12.00 per share. The Company has granted the Underwriters a 30-day option to purchase up to an additional 375,000 shares of Common Stock solely to cover over-allotments. The Offering is registered under the Securities Act of 1933, as amended (the "Securities Act") on the Company's Registration Statements on Form S-3 (Commission File Nos. 333-88950 and 333-112077).

         Such underwriting agreement is filed herewith as Exhibit 1.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

Exhibit Number                      Exhibit Title
--------------                      -------------
1.1 Underwriting Agreement, dated March 17, 2004, between the Company and the Underwriters.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             UNIVERSAL DISPLAY CORPORATION


                             By:    /s/ Sidney D. Rosenblatt
                                    -------------------------------------------
                                    Sidney D. Rosenblatt
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer and Secretary



Dated: March 18, 2004












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                                  EXHIBIT INDEX


Exhibit Number                      Exhibit Title
--------------                      -------------
1.1 Underwriting Agreement, dated March 17, 2004, between the Company and the Underwriters.































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